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                                                                   EXHIBIT 10.27

                        TRANSAMERICAN ENERGY CORPORATION

               $475,000,000 11 1/2% Senior Secured Notes due 2002
           $1,130,000,000 13% Senior Secured Discount Notes due 2002

                               PURCHASE AGREEMENT


                                                                    June 5, 1997

Jefferies & Company, Inc.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California 90025

Ladies and Gentlemen:

              Pursuant to this Purchase Agreement (this "Agreement"), each of TransAmerican Energy Corporation, a Delaware corporation (the "Issuer"), and each other TransAmerican Entity (as defined below) hereby agrees with you as follows:

       1. Issuance of Securities. The Issuer proposes to issue and sell to Jefferies & Company, Inc. (the "Purchaser") $475,000,000 aggregate principal amount of 11 1/2% Senior Secured Notes due 2002, Series A (the "Series A Senior Secured Notes") and $1,130,000,000 aggregate principal amount of 13% Senior Secured Discount Notes due 2002, Series A (the "Series A Senior Secured Discount Notes" and, together with the Series A Senior Secured Notes, the "Series A Notes"). The Series A Notes will be issued pursuant to an indenture, to be dated as of June 13, 1997 (the "Indenture"), among the Issuer and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee"). The obligations under the Notes (as defined below in Section 3) will be secured by security interests in or pledges of (the "Security Interests") certain assets (the "Collateral") of the Issuer as set forth in the Offering Circular (defined below).

              The Series A Notes will be offered and sold to the Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Issuer has prepared a preliminary offering circular dated May 14, 1997 (the "Preliminary Offering Circular") and a final offering circular dated June 5, 1997 (the "Offering Circular") relating to the offer and sale of the Series A Notes (the "Offering").

              Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Series A Notes shall bear the following legend:

       THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER
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       SUCH SECURITY, PRIOR TO THE DATE THAT IS TWO YEARS (OR SUCH SHORTER
       PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH TRANSAMERICAN ENERGY CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY,
       (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR
       (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

       2. Agreements to Sell and Purchase. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, the Issuer shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Issuer, $475,000,000 aggregate principal amount of Series A Senior Secured Notes and $1,130,000,000 aggregate principal amount of Series A Senior Secured Discount Notes. The purchase price for the Series A Senior Secured Notes shall be $463,125,000, and the purchase price for the Series A Senior Secured Discount Notes shall be $853,125,000.

       3. Terms of Offering. The Purchaser has advised the Issuer that the Purchaser will make offers to sell (the "Exempt Resales") some or all of the Series A Notes purchased by the Purchaser hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to persons whom the Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs" or "Eligible Purchasers").

              Holders of the Series A Notes (including subsequent transferees) will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be executed on and dated as of the Closing Date (as defined below in Section 4). Pursuant to the Registration Rights Agreement, the Issuer and the other TransAmerican Entities (as defined below) will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement





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under the Securities Act (the "Exchange Offer Registration Statement") relating to, among other things, the 11 1/2% Senior Secured Notes due 2002, Series B, of the Issuer (the "Series B Senior Secured Notes") and the 13% Senior Secured Discount Notes due 2002, Series B, of the Issuer (the "Series B Senior Secured Discount Notes" and, together with Series A Notes and the Series B Senior Secured Notes the "Notes"), identical in all respects to the Series A Senior Secured Notes and the Series A Senior Secured Discount Notes, respectively, (except for references to series and restrictive legends) to be offered in exchange for the Series A Notes (such offer to exchange being referenced herein as the "Registered Exchange Offer") and/or (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes.

              On the Closing Date, the following transactions shall occur:

              (a) The Issuer will enter into a security and pledge agreement (the "Issuer Pledge Agreement") and a collateral assignment (the "Issuer Collateral Assignment") relating to each of the TARC Mortgage, the TransTexas Texas Mortgage, the TransTexas Louisiana Mortgage, the TransTexas Mississippi Mortgage, the TransTexas Alabama Mortgage, the TransTexas North Dakota Mortgage, the TARC Pledge and the TransTexas Pledge, that will provide for the grant of the Security Interests in the Collateral to the Trustee, as collateral agent (in such capacity, the "Collateral Agent"), for the benefit of the holders of the Notes. The Security Interests will secure the payment and performance when due of all of the obligations of the Issuer under the Indenture, the Notes, and the Issuer Pledge Agreement.

              (b) The Issuer and TransAmerican Refining Corporation, a Texas corporation ("TARC"), will enter into a loan agreement (the "TARC Loan Agreement"), pursuant to which the Issuer shall lend to TARC a portion of the proceeds from the offering and sale of the Series A Notes and TARC will execute a promissory note in favor of the Issuer (the "TARC Intercompany Note") all as described in the Offering Circular. The obligations of TARC under the TARC Loan Agreement and the TARC Intercompany Note will be secured by (i) an act of mortgage, assignment of leases and rents, security agreement and financing statement (the "TARC Mortgage") and (ii) a security and pledge agreement that will provide for the grant of a security interest in certain collateral to the Issuer (the "TARC Pledge").

              (c) The Issuer and TransTexas Gas Corporation, a Delaware corporation ("TransTexas"), will enter into a loan agreement (the "TransTexas Loan Agreement"), pursuant to which the Issuer shall lend to TransTexas a portion of the proceeds from the offering and sale of the Series A Notes and TransTexas will execute a promissory note in such amount in favor of the Issuer (the "TransTexas Intercompany Note") all as described in the Offering Circular. The obligations of TransTexas under the TransTexas Loan Agreement and the TransTexas Intercompany Note will be secured by (i) a mortgage, deed of trust, security agreement and financing statement, relating to certain properties located in the State of Texas (the "TransTexas Texas Mortgage"), (ii) an act of mortgage, assignment of leases and rents, security agreement and financing statement, relating to certain properties located in the State of Louisiana (the "TransTexas Louisiana Mortgage"), (iii) a mortgage, deed of trust, assignment of leases and rents, security agreement and financing statement, relating to certain properties located in the State of Mississippi (the "TransTexas Mississippi Mortgage"), (iv) a mortgage, deed of trust, assignment of leases and rents, security agreement and financing statement, relating to certain properties





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       located in the State of Alabama (the "TransTexas Alabama Mortgage"), (v)
       a mortgage, assignment of leases and rents, security agreement and financing statement, relating to certain properties located in the State of North Dakota (the "TransTexas North Dakota Mortgage") and (vi) a security and pledge agreement that will provide for the grant of a security interest in certain collateral to the Issuer (the "TransTexas Pledge").

              (d) The Issuer and TARC will also enter into a disbursement agreement (the "TARC Disbursement Agreement") with Firstar Bank of Minnesota, N.A., as disbursement agent, Firstar Bank of Minnesota, N.A., as trustee, and Baker & O'Brien, Inc., as construction supervisor, pursuant to which funds will be deposited in an account which will secure the obligations of TARC under the TARC Loan Agreement and the TARC Intercompany Note.

              (e) The Issuer and TransTexas will also enter into a disbursement agreement (the "TransTexas Disbursement Agreement") with Firstar Bank of Minnesota, N.A., as disbursement agent, pursuant to which funds will be deposited in an account which will secure the obligations of TransTexas under the TransTexas Loan Agreement and the TransTexas Intercompany Note.

              The Issuer has previously entered into the Dealer Manager Agreement dated May 14, 1997 (the "Issuer Dealer Manager Agreement") with Jefferies & Company, Inc., as dealer manager; TARC has previously entered into the Dealer Manager Agreement dated May 14, 1997 (the "TARC Dealer Manager Agreement") with Jefferies & Company, Inc., as dealer manager; and TransTexas has previously entered into the Dealer Manager Agreement dated May 14, 1997 (the "TransTexas Dealer Manager Agreement" and together with the Issuer Dealer Manager Agreement and the TARC Dealer Manager Agreement, the "Dealer Manager Agreements") with Jefferies & Company, Inc., as dealer manager. The TARC Loan Agreement, the TARC Intercompany Note, the TARC Mortgage, the TARC Pledge, the TransTexas Loan Agreement, the TransTexas Intercompany Note, the TransTexas Texas Mortgage, the TransTexas Louisiana Mortgage, the TransTexas Mississippi Mortgage, the TransTexas Alabama Mortgage, the TransTexas North Dakota Mortgage and the TransTexas Pledge are referenced herein as the "Intercompany Loan Documents." This Agreement, the Dealer Manager Agreements, the Indenture, the Notes, the Registration Rights Agreement, the Issuer Pledge Agreement, the Issuer Collateral Assignment, the Intercompany Loan Documents, the TARC Disbursement Agreement, the TransTexas Disbursement Agreement, any intercreditor agreement contemplated by the Offering Circular and all other documents and instruments executed by the Issuer or any of the Subsidiaries (as defined below in Section 6(c)) in connection with the transactions contemplated hereby and thereby are referenced herein as the "Documents." The Issuer, TARC and TransTexas are referenced collectively herein as the "TransAmerican Entities." The transactions contemplated by the Documents, including without limitation, the Lobo Sale (as defined in the Offering Circular), the Offering and the use of the proceeds therefrom as described in the Offering Circular, are collectively referenced herein as the "Transactions."

       4. Delivery and Payment. Delivery to the Purchaser of and payment for the Series A Notes shall be made at a Closing (the "Closing") to be held at 9:00 a.m., New York City time, on June 13, 1997 (the "Closing Date") at the offices of Gardere & Wynne L.L.P., 1601 Elm Street, Suite 3000, Dallas, Texas 75201, Texas. The Closing Date and the location of delivery of and the form of payment for the Series A Notes may be varied by agreement between the Purchaser and the Issuer.

              The Issuer shall deliver to the Purchaser (i) one or more certificates representing the Series A Senior Secured Notes and the Series A Senior Secured Discount Notes (the "Global Securities"), each





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in definitive form, registered in the name of Cede & Co., as nominee of The
Depository Trust Company ("DTC"), or such other names as the Purchaser may request upon at least one business day's notice to the Issuer, in an amount corresponding to the aggregate principal amount of the Series A Senior Secured Notes and the Series A Senior Secured Discount Notes sold pursuant to Exempt Resales to QIBs, and (ii) one or more certificates representing the Series A Senior Secured Notes and the Series A Senior Secured Discount Notes (the "Individual Securities") in definitive form, registered in such names and denominations as the Purchaser may so request, in an aggregate amount corresponding to the aggregate principal amount of Senior Secured Notes or the Series A Senior Secured Discount Notes, as the case may be, sold pursuant to Exempt Resales to non U.S. persons pursuant to offers and sales that occur outside the United States of America in reliance on Regulation S under the Securities Act in each case against payment by the Purchaser of the purchase price therefor by immediately available Federal funds bank wire transfer to such bank account as the Issuer shall designate at least two business days prior to the Closing. In compensation of delivery of payment by the Purchaser in same day funds, the Issuer hereby acknowledges that the Purchaser will deduct from the purchase price an amount equal to the Purchaser's cost of funds with respect thereto for the period between the date on which such funds are wire transferred and the next business day.

              The Global Securities and the Individual Securities in definitive form shall be made available to the Purchaser for inspection at such place as shall be acceptable to the Purchaser not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

       5.     Agreements of the Issuer.  The Issuer hereby agrees:

              (a) To prepare the Offering Circular in a form approved by the Purchaser; to make no amendment or any supplement to the Offering Circular which shall be disapproved by the Purchaser promptly after reasonable notice thereof; and to furnish the Purchaser with copies thereof.

              (b) To (i) advise the Purchaser promptly after obtaining knowledge (and, if requested by the Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

              (c) To (i) furnish the Purchaser, without charge, as many copies of the Offering Circular, and any amendments or supplements thereto, as the Purchaser may request and (ii) promptly prepare, upon the Purchaser's request, any amendment or supplement to the Offering Circular that the Purchaser deems may be reasonably necessary in connection with Exempt Resales





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       (and the TransAmerican Entities hereby consent to the use by the
       Purchaser of the Preliminary Offering Circular prior to the availability of the Offering Circular, and after such availability, to the use by the Purchaser of the Offering Circular and any amendments and supplements thereto, in connection with Exempt Resales).

              (d) Not to amend or supplement the Offering Circular prior to the Closing Date unless the Purchaser shall previously have been advised thereof and shall not have objected thereto within five business days after being furnished a copy thereof.

              (e) So long as the Purchaser shall hold any Notes, (i) if any event shall occur as a result of which, in the reasonable judgment of the Issuer or the Purchaser, it becomes necessary or advisable to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with Applicable Law (defined below), forthwith to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance satisfactory to the Purchaser) so that (A) as so amended or supplemented the Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Offering Circular will comply with applicable law and (ii) if it becomes necessary or advisable to amend or supplement the Offering Circular so that the Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144(A)(d)(4) of the Securities Act, forthwith to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance satisfactory to the Purchaser) so that the Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

              (f) Promptly from time to time to take such action as Purchaser may reasonably request in connection with the qualification of the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to comply with such laws so as to permit the continuance of such qualification in effect so long as reasonably required for Exempt Resales; provided, that no TransAmerican Entity shall be required in connection therewith to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction where it is not now so qualified.

              (g) Regardless of whether any of the Transactions are consummated or this Agreement is terminated, to pay or cause to be paid
       (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Preliminary Offering Circular and the Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, and performance under, each of the Documents, (C) the issuance and delivery of the Notes, (D) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchaser's counsel relating to such registration or qualification), (E) furnishing such copies of the Preliminary Offering Circular and the Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by





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       the Purchaser, and (F) the preparation of the Notes (including, without limitation, printing and engraving thereof), (ii) all reasonable fees, disbursements and expenses of the counsel and accountants of the TransAmerican Entities, (iii) all expenses and listing fees in connection with the application for quotation of the Notes in the Private Offerings, Resales and Trading Through Automatic Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. ("NASD"), (iv) all reasonable fees and expenses (including fees and expenses of counsel) of the TransAmerican Entities in connection with approval of the Notes by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes,
       (vi) all reasonable fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes and (vii) all reasonable fees and expenses (including reasonable fees and expenses of counsel) incurred by the Purchaser in connection with the preparation, negotiation and execution of the Documents and the consummation of the Transactions.

              (h) To use the proceeds from the sale of the Series A Notes substantially in the manner described in the Offering Circular under the caption "Use of Proceeds."

              (i) To the extent it may lawfully do so, not to insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the payment of all or any portion of the principal of or interest on the Notes, the TARC Intercompany Note or the TransTexas Intercompany Note, or that may affect the covenants or the performance of the Indenture, the TARC Loan Agreement, the TransTexas Loan Agreement or any of the other Documents (and, to the extent it may lawfully do so, each TransAmerican Entity hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Trustee in the Indenture, to the Collateral Agent in the Issuer Pledge Agreement, or to the Issuer in any of the Intercompany Loan Documents, but shall suffer and permit the execution of every such power as though no such law had been enacted).

              (j) To do and perform all things required to be done and performed by it under the Documents prior to and after the Closing Date.

              (k) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Securities Act) of the Issuer will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that would be integrated with the sale of the Series A Senior Secured Notes or the Series A Senior Secured Discount Notes in a manner that would require the registration under the Securities Act of the sale to the Purchaser or to the Eligible Purchasers of the Series A Senior Secured Notes or the Series A Senior Secured Discount Notes.

              (l) For so long as any of the Notes remain outstanding, during any period in which the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to furnish at its own expense, upon request, to any owner of the Notes in connection with any sale thereof and any prospective Eligible Purchaser of such Notes from such owner, the information required by Rule 144A(d)(4) under the Securities Act.





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              (m)    To comply with the representation letter of the Issuer to
       DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

              (n) To use its best efforts to effect the inclusion of the Notes in PORTAL.

              (o) To file with the Commission, not later than 15 days after the Closing Date, five copies of a notice on Form D under the Securities Act (one of which will be manually signed by a person duly authorized by the Issuer); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to you evidence of each such required timely filing, including a copy thereof.

              (p) For so long as the Notes are outstanding, and regardless of whether required to do so by the rules and regulations of the Commission, to furnish to the Trustee and deliver or cause to be delivered to the holders of the Notes and the Purchaser as soon as practicable (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuer were required to file such Forms, including for each a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Issuer's independent certified public accountants including a balance sheet and statements of income, shareholder's equity and cash flows of the Issuer and the Subsidiaries and (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Issuer were required to file such reports.

              (q) Except in connection with the Registered Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Circular and the Offering Circular and any amendments and supplements to the Offering Circular prepared in compliance with Section 5(d) hereof or (ii) solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (r) Not to, directly or indirectly, without the prior consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any securities of any of them for a period of 90 days after the date of the Offering Circular, except as contemplated by the Registration Rights Agreement or the Offering Circular.

              (s) For so long as the Purchaser shall hold any Notes, to notify the Purchaser promptly in writing if any TransAmerican Entity or Affiliate of a TransAmerican Entity becomes a party in interest or a disqualified person with respect to any employee benefit plan. The terms "ERISA," "Affiliates," "party in interest," "disqualified person" and "employee benefit plan" shall have the meanings as set forth in
       Section 6(y) hereof.

              (t) Not to be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
       Section 8 of the Investment Company Act of 1940, as amended.





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       6.     Representations and Warranties of the Issuer.  The Issuer
represents and warrants to the Purchaser that:

              (a) Each of the Preliminary Offering Circular and the Offering Circular, both including the Annual Reports on Form 10-K for the fiscal year ended January 31, 1997 of each of the TransAmerican Entities, as of its respective date does not, and the Offering Circular as of the Closing Date will not, and each supplement or amendment thereto as of its date will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Circular, for pricing terms and other financial terms intentionally left blank) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any reference herein to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include the most recent Annual Reports on Form 10-K of each of the TransAmerican Entities and all subsequent documents filed by any of the TransAmerican Entities with the Commission pursuant to
       Section 13(a), 13(c) or 15(d) of the Exchange Act on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and any reference herein to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed by any of the TransAmerican Entities with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date; and all documents filed under the Exchange Act (the "Exchange Act Reports") are so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of the Notes or the use of the Preliminary Offering Circular, the Offering Circular, or any amendment or supplement thereto, in any jurisdiction. Each of the Preliminary Offering Circular and the Offering Circular, as of their respective dates contained, and the Offering Circular as amended or supplemented as of the Closing Date will contain, all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Securities Act.

              (b)    Each of the Issuer and each Subsidiary (as defined below)
       (i) has been duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has full corporate power and authority to conduct its business and to own, lease and operate its properties and assets as described in the Offering Circular and (iii) is duly registered and qualified to conduct its business and is in good standing as a foreign corporation authorized to do business in each jurisdiction or place in which the nature of such businesses or the ownership or leasing of such properties requires such registration or qualification, except where the failure to be so registered or qualified would not have a Material Adverse Effect (as defined below in Section 6(d)).

              (c) Immediately following the Closing, the only direct or indirect subsidiaries of the Issuer (collectively, the "Subsidiaries") will be TARC, TransTexas and the other corporations identified on
       Schedule 6(c). There are no outstanding (x) securities convertible into or exchangeable for any capital stock of the Issuer or any of the Subsidiaries, (y) options, warrants or other rights to purchase or subscribe to capital stock of the Issuer or any of the Subsidiaries or securities convertible into or exchangeable for capital stock of the Issuer or any of the Subsidiaries (other than the TARC Warrants (as defined in below in Section 9(a)(vii))) or (z) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of the Issuer or any of the Subsidiaries, any such convertible or exchangeable securities or any such options, warrants or rights (other than the Reimbursement and Credit Agreement dated as of January 25, 1996, as amended, between TransTexas and SunAmerica, Inc.). Immediately following the Closing, the Issuer will not directly or indirectly own any capital stock or other equity interest in any person other than the Subsidiaries.

              (d) Immediately following the Closing, the total authorized capital stock of the Issuer shall consist of (i) 100,000 shares of common stock, $0.01 par value, of which 9,000 shares shall be issued and outstanding and (ii) 1,000 shares of preferred stock, $0.01 par value. All of the outstanding shares of capital stock of the Issuer have been duly authorized and validly issued, and all of the outstanding shares of common stock of the Issuer are owned beneficially and of record by TransAmerican Natural Gas Corporation, a Texas corporation. Immediately following the Closing, the total authorized capital stock of TransTexas shall consist of 100,000,000 shares of common stock, $0.01 par value, of which 74,000,000 shares shall be issued and outstanding. All of the outstanding shares of capital stock of TransTexas have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. The Issuer owns 40,000,000 of such shares beneficially, free and clear of Liens (except for Liens securing the Notes and Liens securing the TARC Notes). Immediately following the Closing, the total authorized capital stock of TARC shall consist of 100,000,000 shares of common stock, $0.01 par value, of which 30,000,000 shares shall be issued and outstanding. All of the outstanding shares of capital stock of TARC have been duly authorized and validly issued, are owned beneficially and of record by the Issuer, free and clear of Liens (except Liens securing the Notes and Liens securing the TARC Notes), are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. The table under the caption "Capitalization of TEC" in the Offering Circular (including the footnotes thereto) sets forth, as of its date,
       (i) the capitalization of the Issuer and its Subsidiaries on a consolidated basis and (ii) the pro forma capitalization of the Issuer and its subsidiaries on a consolidated basis after giving effect to the transactions described in the Offering Circular. The table under the caption "Capitalization of TransTexas" in the Offering Circular (including the footnotes thereto) sets forth, as of its date, (i) the capitalization of TransTexas and its Subsidiaries on a consolidated basis and (ii) the pro forma capitalization of TransTexas and its Subsidiaries on a consolidated basis after giving effect to the transactions described in the Offering Circular. The table under the caption "Capitalization of TARC" in the Offering Circular (including the footnotes thereto) sets forth, as of its date, (i) the capitalization of TARC and its subsidiaries on a consolidated basis and (ii) the pro forma capitalization of TARC and its Subsidiaries on a consolidated basis after giving effect to the transactions described in the Offering Circular. Except as set forth in such tables, immediately following the Closing, neither the Issuer nor any of the Subsidiaries shall have any liabilities, absolute, accrued, contingent or otherwise other than (x) liabilities that are recorded or disclosed in the Financial Statements (defined below), or (y) liabilities incurred subsequent to the date thereof in the ordinary course of business, consistent with past practice, that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect (a "Material Adverse Effect") on (i) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of any of the TransAmerican Entities and its Subsidiaries, taken as a whole, (ii) the ability of any TransAmerican Entity to perform its obligations under any of the Documents or (iii) the perfection or priority of any Security Interest in any portion of the Collateral.

              (e) Except for this Agreement, the Registration Rights Agreement, the other Documents and agreements previously disclosed in documents filed by any of the TransAmerican Entities with the Commission, neither the Issuer nor any of the Subsidiaries has entered into any pending agreement (i) to register its securities under the Securities Act or (ii) other than as contemplated by the Offering Circular, to purchase or offer to purchase any securities of the Issuer, any of the Subsidiaries or any of their respective affiliates.

              (f) Each TransAmerican Entity has all requisite power and authority to enter into, deliver and perform its obligations under the Documents to which it is a party and to consummate the Transactions. Each of the Documents has been duly and validly authorized by each TransAmerican Entity that is, or will be, a party thereto, and this Agreement is, and when executed and delivered on the Closing Date (assuming the due authorization, execution and delivery thereof by the other parties thereto) each other Document will be, a legal, valid and binding obligation of each TransAmerican Entity that is a party hereto or thereto, enforceable against each such person in accordance with its terms, subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights and remedies generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or at law). When executed and delivered, each Document will conform in all material respects to the description thereof in the Offering Circular. On the Closing Date, the Indenture will conform to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), applicable to an indenture that is required to be qualified under the TIA.

              (g) The Series A Notes have been duly and validly authorized by the Issuer for issuance and sale to the Purchaser pursuant to this Agreement and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Purchaser in accordance with the terms hereof, will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights and remedies generally, and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or at law). The Series B Senior Secured Notes and the Series B Senior Secured Discount Notes have been duly and validly authorized by the Issuer and, when executed, authenticated and delivered in accordance with the terms of the Indenture and the Registration Rights Agreement, will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or at law).

              (h) Neither the Issuer nor any of the Subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents, each as amended to the Closing Date (collectively, "Charter Documents"), other than violations that would not, singly or in the aggregate, result in a Material Adverse Effect, (ii) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "Applicable Law") of any government, governmental or regulatory agency or body, court or arbitrator, domestic or foreign (each, a "Governmental Authority"), other than violations that would not, singly or in the aggregate, result in a Material Adverse Effect or
       (iii) other than breaches or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, in breach of or default under (with the passage of time or otherwise) any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any such person is a party or by which any of them or their respective property is bound (collectively, "Applicable Agreements"). There exists no condition that, with the passage of time or otherwise, would constitute a violation of such Charter Documents or Applicable Laws or a breach of or default under any Applicable Agreement or result in the imposition of any penalty or the acceleration of any indebtedness, other than breaches, violations, penalties, defaults or conditions that shall have been waived prior to Closing or that would not, singly or in the aggregate, result in a Material Adverse Effect.

              (i) Neither the execution, delivery or performance of the Documents nor the consummation of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents obtained prior to Closing) under, result in the imposition of a Lien on any assets of the Issuer or any of the Subsidiaries (except pursuant to the Documents), or result in an acceleration of indebtedness pursuant to (i) the Charter Documents of the Issuer or any of the Subsidiaries, (ii) any Applicable Agreement, other than such breaches, violations or defaults that shall have been waived prior to Closing or would not, singly or in the aggregate, result in a Material Adverse Effect or (iii) any Applicable Law. After giving effect to the Transactions, no Default or Event of Default (as defined in the Indenture) will exist.

              (j) No permit, authorization, approval, consent, certificate, license or order of, or filing, registration or qualification with, any Governmental Authority (collectively, "Permits") and no approval or consent of any other person, is required in connection with, or as a condition to, the execution, delivery or performance of any of the Documents or the consummation of any of the Transactions, other than such Permits (i) as have been made or obtained on or prior to the Closing Date, (ii) as are not required to be made or obtained on or prior to the Closing Date that will be made or obtained when required or
       (iii) the failure of which to make or obtain would not, singly or in the aggregate, result in a Material Adverse Effect.

              (k)    Except as adequately disclosed in the Offering Circular,
       (A) there is no action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), domestic or foreign (collectively, "Proceedings"), pending or, to the knowledge of the Issuer or the Subsidiaries, threatened against the Issuer or the Subsidiaries, that (i) would be required to be described in the Offering Circular or Preliminary Offering Circular, if
       Item 103 of Regulation S-K under the Securities Act were to apply to the Offering Circular, (ii) seek to restrain, enjoin, prevent the consummation of, or otherwise challenges any of the Documents or any of the Transactions or (iii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and (B) neither the Issuer nor any of the Subsidiaries is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, have a Material Adverse Effect.

              (l) Each of the Issuer and the Subsidiaries has such Permits as are necessary to own, lease and operate the properties and to conduct the businesses described in the Offering Circular other than those the failure of which to have could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All such Permits are in full force and effect. None of the Issuer and the Subsidiaries has received any notice or threat of Proceedings relating to the revocation or modification of any such Permits. Each of the Issuer and the Subsidiaries has fulfilled and performed in all material respects all of its current obligations with respect to such Permits, subject to such qualifications as may be set forth in the Offering Circular. The property and business of the Issuer and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Offering Circular and Preliminary Offering Circular. No event has occurred that allows, or after notice or lapse of time would allow, the revocation or termination by the issuer of any such Permits or which results in any material impairment of the rights of the holder of any such Permits. Neither the Issuer nor any of the Subsidiaries has any reason to believe that any issuer is considering limiting, suspending or revoking any such Permit.

              (m) Except as would not have a Material Adverse Effect, immediately following the Closing, the Issuer and the Subsidiaries (i) will have good, valid and defensible title, free and clear of all Liens (except for Permitted Liens (as defined below)), to substantially all property and assets described in the Offering Circular as being owned by them after the Lobo Sale (as defined in the Offering Circular), including, without limitation, the assets described in the reserve report of Netherland, Sewell & Associates, Inc., dated April 28, 1997 (the "Reserve Report"), which report is included as Annex C to the Preliminary Offering Circular and (ii) will be entitled to enjoy peaceful and undisturbed possession under all leases to which any of them is a party as lessee. "Permitted Liens" means, collectively, (i) Permitted Liens as defined in the Indenture, (ii) Liens on assets securing Indebtedness outstanding under the Notes and (iii) Purchase Money Liens as defined in the Indenture. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations of the Issuer or the Subsidiaries party to such agreement, and no default has occurred or is continuing thereunder, other than such defaults that would not, singly or in the aggregate, have a Material Adverse Effect. TransTexas and its subsidiaries own, in the aggregate, respective undivided working interests and net revenue interests in the leases upon which the Reserve Report is based of not materially less, in the aggregate, than those set forth in the Reserve Report. Except as described in the Offering Circular, with respect to the leases covering all wells and lands to which value has been ascribed in the Reserve Report, TransTexas and its subsidiaries have valid, subsisting and enforceable leases, superior and paramount to all other leases respecting the properties to which they pertain, and all rentals, royalties and other amounts due and payable in accordance with the terms of the leases have been duly paid or provided for, and such leases are in full force and effect, except, in each case, for any inaccuracies in the foregoing that would not, singly or in the aggregate, result in a Material Adverse Effect. The Issuer and the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as they reasonably deem adequate in accordance with customary industry practice. Any such insurance is outstanding and duly in force.

              (n) Upon execution and delivery thereof, the Issuer Pledge Agreement will create, in favor of the Collateral Agent, for the benefit of the holders of the Notes, a valid grant of a security interest in the Collateral and the proceeds thereof and, upon the filings or the recording required by the Issuer Pledge Agreement, the Collateral Agent will have, other than with respect to Permitted Liens, a first priority perfected security interest in the Collateral, subject to the prior liens securing the TARC Notes and the prior liens securing the TransTexas Senior Notes (as defined below in Section 9(a)(vii)). Upon execution and delivery thereof, each of the TARC Mortgage, the TARC Pledge, the TransTexas Texas Mortgage, the TransTexas Louisiana Mortgage, the TransTexas Mississippi Mortgage, the TransTexas Alabama Mortgage, the TransTexas North Dakota Mortgage and the TransTexas Pledge will create, in favor of the Issuer, a valid grant of a security interest in the collateral described in such instrument and the proceeds thereof and, upon the filings or the recording required by such instrument, the Issuer will have, other than with respect to Permitted Liens, a first priority perfected security interest in such collateral, subject to the prior liens securing the TARC Notes and the prior liens securing the TransTexas Senior Notes (as defined below in Section 9(a)(vii)).

              (o) All tax returns required to be filed by the Issuer and the Subsidiaries in any jurisdiction (including foreign jurisdictions) have been filed (other than Forms 5500 or state tax returns, the failure of which to timely file cannot result in any material penalty) and, when filed, all such returns were accurate in all material respects, and all taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties and interest) due or claimed to be due from such entities have been paid, other than those being contested in good faith by appropriate proceedings, or those that are currently payable without penalty or interest and, in each case, for which an adequate reserve or accrual has been established on the books and records of the Issuer or the Subsidiary, as applicable, in accordance with generally accepted accounting principles of the United States of America, consistently applied ("GAAP"). There are no actual or, to the knowledge any of the TransAmerican Entities, proposed additional tax assessments for any fiscal period against the Issuer or any of the Subsidiaries that could, singly or in the aggregate, have a Material Adverse Effect. Other than as disclosed in the Offering Circular, the charges, accruals and reserves on the books of each of the Issuer and the Subsidiaries in respect of any income and tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.

              (p) The Issuer and the Subsidiaries own, or are licensed under, and have the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") currently used in, or necessary for the conduct of, their businesses as set forth in the Offering Circular, other than failures to own or be licensed under or have the rights to use, patents, patent rights, licenses, inventions, copyrights, know-how, trademarks, service marks and trade names, which failures would not, singly or in the aggregate have a Material Adverse Effect.
       No claims have been asserted by any person challenging the use of any such Intellectual Property by the Issuer or any of the Subsidiaries or questioning the validity or effectiveness of any license or agreement related thereto, to the knowledge of the Issuer and the Subsidiaries, there is no valid basis for any such claim (other than any claims that would not, singly or in the aggregate, have a Material Adverse Effect), and to the knowledge of the Issuer, the use of such Intellectual Property by the Issuer and the Subsidiaries will not infringe on the Intellectual Property rights of any other person.

              (q) Each of the Issuer and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

              (r) Each of the audited consolidated financial statements of the Issuer and related notes contained or incorporated by reference in the Offering Circular (the "Financial Statements") present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Issuer and its Subsidiaries, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with GAAP and the requirements of Regulation S-X that would be applicable if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Securities Act. The summary historical financial data included in the Offering Circular have been derived accurately from the Financial Statements. The pro forma consolidated financial statements and related notes for the year ended January 31, 1997 included in the Offering Circular (i) comply with the rules and guidelines of the Commission with respect to pro forma financial statements, (ii) have been prepared on a basis consistent with the Financial Statements, except for the pro forma adjustments specified therein, and (iii) are based on good faith, reasonable estimates and assumptions of the Issuer. The summary pro forma financial information included in the Offering Circular have been derived from such pro forma financial statements. All other financial and statistical data included in the Offering Circular are fairly and accurately presented.

              (s) Subsequent to the respective dates as of which information is given in the Offering Circular, except as adequately disclosed in the Offering Circular, (i) neither the Issuer nor any of the Subsidiaries has issued any securities, or incurred any material liabilities or obligations, direct or contingent, for borrowed money, or entered into any transaction, not in the ordinary course of business, or entered into any transaction with any Affiliate that would otherwise be required to be disclosed in the Offering Circular, (ii) there has not been any material change in the capital stock or other equity or any material increase in long-term indebtedness or short-term indebtedness of any of them, or any payment of or declaration to pay any dividends or any other distribution with respect to any of them, and (iii) there has not been any change or development, regardless of whether arising in the ordinary course of business, involving or which may reasonably be expected to involve a material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of any of the TransAmerican Entities and its Subsidiaries taken as a whole (each of clauses (i), (ii) and (iii), a "Material Adverse Change"). There is no event that is reasonably likely to occur, which if it were to occur, could reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect, except such events that have been adequately disclosed in the Offering Circular.

              (t) Immediately following the Closing, and after giving pro forma effect to the Transactions, (i) the present fair salable value of the assets of each TransAmerican Entity will exceed the amount that will be required to pay its probable liability on its existing debts (including contingent and unliquidated debts) as they become absolute and matured, (ii) the sum of the debts of each TransAmerican Entity (including contingent and unliquidated debts) will be less than all of its assets at a fair valuation, and (iii) no TransAmerican Entity will be engaged in a business or intend to engage in a business for which its remaining unencumbered assets constitute unreasonably small capital. Neither the Issuer nor any of its Subsidiaries intends to incur or believes that it will incur debts beyond its ability to pay as they mature.

              (u) Except as contemplated by this Agreement, neither the Issuer nor any of its Affiliates has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of any of them to facilitate the sale or resale of any of the Notes or (ii) except as disclosed in the Offering Circular, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any of them. Neither the Issuer nor any of its Affiliates has distributed and, prior to the later to occur of (A) the Closing Date or (B) completion of the distribution of the Notes, will distribute without your prior written consent any offering material in connection with the offering and sale of the Notes other than the Offering Circular, the Preliminary Offering Circular or other materials, if any, permitted by the Securities Act.

              (v) To the knowledge of the Issuer and its Subsidiaries, neither the Issuer or any Subsidiary nor any of their respective subsidiaries, predecessors, employees or agents has made any payment of funds of the Issuer or any Subsidiary or any of their respective subsidiaries or predecessors, or has received any funds, in violation of any law or rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Offering Circular.

              (w) No registration under the Securities Act, and no qualification of the Indenture under the TIA is required for the sale of the Series A Notes to the Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the Eligible Purchasers who buy the Series A Notes in the Exempt Resales are QIBs and (ii) the accuracy of the Purchaser's representations contained herein regarding the absence of general solicitation in connection with the sale of the Series A Notes to the Purchaser and the Exempt Resales. No form of general solicitation or general advertising was used by the Issuer or any of its Affiliates or any of their representatives (other than the Purchaser, with respect to which the TransAmerican Entities make no representation) in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales. No securities of the same class as any of the Notes have been offered, issued or sold by the Issuer or any of its Affiliates within the six-month period immediately prior to the date hereof.

              (x) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

              (y) Neither the Issuer nor any of its "Affiliates" is a "party in interest" or a "disqualified person" with respect to any employee benefit plans except for those described in the Offering Circular. No condition exists or event or transaction has occurred in connection with any employee benefit plan that could result in the Issuer or any such "Affiliate" incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect. With respect to any employee pension benefit plan that is subject to Title IV of ERISA,
       (i) the fair market value
       of the assets of such employee pension benefit plan equals or exceeds the present value of the liabilities of such pension plan (as determined in accordance with the actuarial methods and assumptions set forth in the latest actuarial report for such employee pension benefit plan), except where the failure to so equal or exceed would not, singly or in the aggregate, have a Material Adverse Effect and (ii) there exists no accumulated funding deficiency which could, singly or in the aggregate, have a Material Adverse Effect. The terms "employee benefit plan," "employee pension benefit plan," and "party in interest" shall have the meanings assigned to such terms in Section 3 of the Employee Retirement Income Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA"), the term "Affiliate" shall have the meaning assigned to such term in Section 407(d)(7) of ERISA, and the term "disqualified person" shall have the meaning assigned to such term in section 4975 of the Internal Revenue Code of 1986, as amended, or the rules, regulations and published interpretations promulgated thereunder the ("Code").

              (z) None of the Transactions will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
       Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

              (aa) Neither the Issuer nor any of the Subsidiaries has dealt with any broker, finder, commission agent or other person (other than the Purchaser) in connection with the Transactions (other than the Lobo
       Sale) and neither the Issuer nor any of the Subsidiaries is under any obligation to pay any broker's fee or commission in connection with such transactions (other than with respect to the Lobo Sale and commissions and fees to the Purchaser as set forth in the Offering Circular).

              (bb) Neither the Issuer nor any Subsidiary is engaged in any unfair labor practice. Except as adequately disclosed in the Offering Circular, there is (i) no unfair labor practice complaint or other proceeding pending or, to the knowledge of the Issuer, threatened against the Issuer or any of the Subsidiaries before the National Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and to the knowledge of the Issuer, no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Issuer after due inquiry, threatened against the Issuer or any of the Subsidiaries, and (iii) no union representation question existing with respect to the employees of the Issuer or any of the Subsidiaries, and to the knowledge of the Issuer, no union organizing activities are taking place that, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

              (cc) Except as adequately disclosed in the Offering Circular, neither the Issuer nor any Subsidiary is involved in any labor dispute nor, to the knowledge of the Issuer or any Subsidiary, is any such dispute threatened.

              (dd) Except as set forth in the Offering Circular, or as could not reasonably be expected to have a Material Adverse Effect:

                     (i) each of the Issuer and its Subsidiaries and, to the best knowledge of the Issuer and its Subsidiaries, any Person for whom any of the foregoing are or may be responsible by law or contract, is in compliance with all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern (as defined below), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which compliance includes, but is not limited to, (1) compliance with all standards, schedules and timetables therein, and (2) the possession of all permits, licenses, approvals and other authorizations required under the Environmental Laws with respect to the operation of the business, property and assets of the Issuer or any of its Subsidiaries or any such Person, and compliance with the terms and conditions thereof and (3) any federal, state, local or foreign approvals required pursuant to any Environmental Laws that pertain or relate to the transactions contemplated by this Agreement;

                     (ii) each of the Issuer and its Subsidiaries has not received any notice or claim (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that it is in violation of any Environmental Law; each of the Issuer and its Subsidiaries has no liability under any Environmental Law; and, to the best knowledge of each of the Issuer and its Subsidiaries, there are no past or present actions, activities, circumstances, conditions, events or incidents that may be expected to prevent or interfere with full compliance by each of the Issuer and its Subsidiaries (or any Person for whom the Issuer or any of its Subsidiaries is or may be responsible by law or contract) with applicable Environmental Laws in the future;

                     (iii) there is no claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential or actual liability (including, without limitation, potential or actual liability for investigating costs, clean up costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based upon, resulting from or relating to or under any Environmental Law, including, without limitation, any such liability relating to the presence, or release into the environment of any Material of Environmental Concern (as defined below), or circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Liability") pending or, to the best knowledge of the Issuer, threatened against the Issuer or any of its Subsidiaries;

                     (iv) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any pollutants, contaminants, chemicals, industrial, toxic or hazardous wastes, substances or constituents, petroleum and petroleum products (or any by-product or constituent thereof), asbestos or asbestos-containing materials, or polychlorinated biphenyls (collectively, "Materials of Environmental Concern"), that could reasonably be expected to form the basis of any Environmental Liability against the Issuer or any of its Subsidiaries;

                     (v) no real property or facility owned, used, operated, leased, managed or controlled by the Issuer or any of its Subsidiaries, or, to the best knowledge of each of the Issuer and its Subsidiaries, any predecessor in interest for which the Issuer or any of its Subsidiaries could be responsible, is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, or on any comparable state or local lists established pursuant to any Environmental Law;

                     (vi) there have been no releases (including, without limitation, any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, on-site or off-site) of Materials of Environmental Concern by the Issuer or any of its Subsidiaries or, to the best knowledge of each of the Issuer and its Subsidiaries, any predecessor in interest, for which the Issuer or any of its Subsidiaries could reasonably be expected to incur liability under or pursuant to any Environmental Law, at, on, under, from or into any facility or real property owned, operated, leased, managed or controlled by the Issuer or any of its Subsidiaries, and each of the Issuer and its Subsidiaries has not incurred or reasonably could be expected to incur any Environmental Liability for contamination at, on, under, from or into any on-site or off-site locations where the Issuer or any of its Subsidiaries has stored, disposed or arranged for the disposal of Materials of Environmental Concern;

                     (vii) the condition of all underground storage tanks or other underground storage receptacles, or related piping, that are located on a facility or property owned, operated, leased, managed or controlled by the Issuer or any of its Subsidiaries is such that each of the Issuer and its Subsidiaries is not, and cannot reasonably be expected to become, subject to any Environmental Liability relating thereto or resulting therefrom; and

                     (viii) there is no asbestos contained in or forming part
              of any building, building component, structure or office space, and no polychlorinated biphenyls ("PCBs") or PCB-containing items are used or stored at any property, owned, operated, leased or managed for which removal, abatement or cleanup is or may be required or for which such matters the Issuer or any of its Subsidiaries could be liable.

              (ee) Coopers & Lybrand L.L.P. are independent accountants with respect to the Issuer and its Subsidiaries as required by the Securities Act, who have certified or shall certify the financial statements filed or to be filed with the Commission which are included as part of the Offering Circular and the Preliminary Offering Circular.

              (ff) Baker & O'Brien, Inc. are independent energy consultants with respect to the TransAmerican Entities and their Subsidiaries.

              (gg) Netherland, Sewell & Associates, Inc. (the "Engineers") are independent petroleum engineers with respect to TransTexas and its Subsidiaries, and information based upon the Engineers' reports on the oil and gas reserves of TransTexas is included or incorporated by reference in the Offering Circular.

              (hh) The Issuer is subject to Section 13 or 15(d) of the Exchange Act.

              (ii) None of the Issuer or any Subsidiary is (i) an "investment company" within the Investment Company Act of 1940, as amended, and is not subject to registration under such act or (ii) a "public utility holding company" under the Public Utility Holding Company Act of 1935, as amended, and is not subject to regulation as a public utility holding company under such act or (ii) subject to regulation under the Federal Power Act or the Interstate Commerce Act or (iv) subject to regulation under any other federal or state statute, rule or regulation restricting its ability to incur indebtedness for borrowed money.

              (jj) Any certificate signed by any officer of the Issuer or any Subsidiary and delivered to the Purchaser or to counsel for the Purchaser pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Issuer or any such Subsidiary, as the case may be, to the Purchaser as to the matters covered thereby.

       7. Representations and Warranties of the Purchaser. The Purchaser represents and warrants with respect to itself that:

              (a)    It is a QIB.

              (b) It (i) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States of America or any other applicable jurisdiction and (ii) will be soliciting offers for the Series A Notes only from, and will be reoffering and reselling the Series A Notes only to (A) persons in the United States of America whom it reasonably believes to be QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (B) non U.S. persons outside the United States of America in transactions meeting the requirements of Regulation S under the Securities Act.

              (c) No form of general solicitation or general advertising in violation of the Securities Act has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes.

              (d) In connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer and sell the Series A Notes only to, Eligible Purchasers who, in purchasing such Series A Notes, will be deemed to have represented and agreed (i) if such Eligible Purchasers are QIBs, that they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (ii) that such Series A Notes will not have been registered under the Securities Act and may be resold, pledged or otherwise transferred only (A) inside the United States of America to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 or in accordance with another exemption from the registration requirements of the Securities Act, (B) to the Issuer, (C) pursuant to an effective registration statement, and (D) outside the United States of America to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act and, in each case, in accordance with any applicable securities laws of any state of the United States of America or any other applicable jurisdiction, and (iii) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (ii) above.

              (e) It has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and each of this Agreement and the Registration Rights Agreement has been duly and validly authorized by it.

       8.     Indemnification.

              (a) Each TransAmerican Entity shall, jointly and severally, without limitation as to time, indemnify and hold harmless the Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Purchaser (any of such persons being hereinafter referenced as a "controlling person"), and the respective officers, directors, partners, employees, representatives and agents of the Purchaser and any such controlling person (collectively, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such Loss arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Issuer by or on behalf of the Purchaser, expressly for use in the Registration Statement or the Offering Circular, and the TransAmerican Entities agree that the only such information provided in writing by or on behalf of the Purchaser, expressly for use in the Preliminary Offering Circular or the Offering Circular is that information contained in the section of the Preliminary Offering Circular or the Offering Circular entitled "Plan of Distribution" and the last paragraph of text on the cover page of the Preliminary Offering Circular and the Offering Circular; provided, that the indemnity agreement contained in this Section 8(a) with respect to any Preliminary Offering Circular or amended Preliminary Offering Circular shall not inure to the benefit of the Indemnified Party from whom the person asserting any such loss, expense, liability or claim purchased the Securities which is the subject thereof, if the Offering Circular corrected any such alleged untrue statement or omission and if the Purchaser failed to deliver or have delivered on its behalf a copy of the Offering Circular, excluding any documents incorporated by reference, to such person at or prior to the written confirmation of the sale of Securities to such person, provided that the Issuer has delivered the Offering Circular to the Purchaser in sufficient quantity not less than one full business day prior to the written confirmation of the sale to the person asserting such claim. Notwithstanding any provision hereof to the contrary, the liability of each of TARC and TransTexas pursuant to this Section 8(a) shall be limited to the amount of proceeds of the Offering received directly or indirectly by such corporation, including without limitation pursuant to the transactions contemplated hereby or by the Offering Circular.

              If any action is brought against the Purchaser or any of its affiliates or any of their respective officers, shareholders, counsel, agents, employees, directors or any person who controls the Purchaser (as described above) in respect of which indemnity may be sought against any of the TransAmerican Entities pursuant to the foregoing paragraph, the Purchaser shall promptly notify the TransAmerican Entities in writing of the institution of such action (provided, that the failure to give such notice shall not relieve any of the TransAmerican Entities of any liability which it may have pursuant to this Agreement, unless it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the TransAmerican Entities shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The Purchaser or such affiliate, officer, shareholder, counsel, agent, employee, director or person who controls the Purchaser (as described) shall have the right to employ its or their own counsel in any such case and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser or such other person unless: (i) the TransAmerican Entities shall have failed to assume the defense of such action or the TransAmerican Entities shall have failed to employ counsel reasonably satisfactory to the Purchaser or such other person in any such action; or (ii) such indemnified party shall have been advised by counsel that there may be one or more defenses available to it that are different from or additional to those available to the TransAmerican Entities (in which case, if such indemnified party notifies the TransAmerican Entities in writing that it elects to employ separate counsel at the expense of the TransAmerican Entities, the TransAmerican Entities shall not have the right to assume the defense of such action on behalf of such indemnified party), in any of which events such fees and expenses shall be borne by the TransAmerican Entities and paid as incurred; provided, that the TransAmerican Entities shall be responsible for the fees and expenses of only one counsel (in addition to any reasonably required local counsel) for all indemnified parties hereunder. Anything in this paragraph to the contrary notwithstanding, the TransAmerican Entities shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

              (b) The Purchaser agrees to indemnify, defend and hold harmless each of the TransAmerican Entities, their respective affiliates and their respective directors, officers, shareholders, counsel, agents and employees and any person who controls any of the TransAmerican Entities or any of its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any Losses incurred insofar as such Loss is caused by, related to, based upon, arises out of or is in connection with any untrue statement or omission or alleged untrue statement or omission which has been made in or omitted from the Preliminary Offering Circular or the Offering Circular in reliance upon and in conformity with the information relating to the Purchaser furnished in writing by or on behalf of the Purchaser to the Issuer expressly for use in the Preliminary Offering Circular or the Offering Circular. The TransAmerican Entities agree that the only information provided in writing by or on behalf of the Purchaser to the Issuer, expressly for use in the Preliminary Offering Circular or the Offering Circular, is that information contained in the section of the Preliminary Offering Circular or the Offering Circular entitled "Plan of Distribution" and the last paragraph of text on the cover page of the Preliminary Offering Circular or the Offering Circular.

              If any action is brought against any of the TransAmerican Entities or any of its affiliates or any other such person in respect of which indemnity may be sought against the Purchaser pursuant to the foregoing paragraph, the TransAmerican Entities, such affiliate or such other person shall promptly notify the Purchaser in writing of the institution of such action (provided, that the failure to give such notice shall not relieve the Purchaser of any liability which it may have pursuant to this Agreement, unless it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the Purchaser shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The TransAmerican Entities, such affiliate or such other person shall have the right to employ its or their own counsel in any such case and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the TransAmerican Entities, such affiliate or such other person unless: (i) the Purchaser shall have failed to assume the defense of the action or shall have failed to employ counsel reasonably satisfactory to the TransAmerican Entities or such other person in any such action; or (ii) such indemnified party shall have been advised by counsel that there may be one or more defenses available to it that are different from or additional to those available to the Purchaser (in which case, if such indemnified party notifies the Purchaser in writing that it elects to employ separate counsel at the expense of the Purchaser, the Purchaser shall not have the right to assume the defense of such action on behalf of the indemnified party), in any of which events such fees and expenses shall be borne by the Purchaser and paid as incurred; provided, that the Purchaser shall be responsible for the fees and expenses of only one counsel (in addition to any reasonably required local counsel) for all indemnified parties. Anything in this paragraph to the contrary notwithstanding, the Purchaser shall not be liable for any settlement of any such claim or action effected without the written consent of the Purchaser, which consent shall not be unreasonably withheld.

              The Issuer shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Issuer or any Subsidiary is aware in connection with the matters addressed by this Agreement which involves the Issuer, any of the Subsidiaries or any of the indemnified parties.

              (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this
       Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the TransAmerican Entities, on the one hand, and the Purchaser, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referenced in clause (i) above but also the relative fault of the TransAmerican Entities, on the one hand, and the Purchaser, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the TransAmerican Entities, on the one hand, and the Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the TransAmerican Entities, and the total discounts and commissions received by the Purchaser, bear to the total price of the Series A Notes in Exempt Resales in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the TransAmerican Entities, on the one hand, and the Purchaser, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the TransAmerican Entities, on the one hand, or the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 8 was available to such party.

                     Each party hereto agrees that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referenced in the immediately preceding paragraph. Notwithstanding the provisions of this
       Section 8(c), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by it with respect to the Series A Notes exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (d) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the TransAmerican Entities or the Purchaser may otherwise have to the indemnified parties.

       9.     Conditions.

              (a) The obligation of the Purchaser to purchase the Series A Notes under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

                     (i) All the representations and warranties of each TransAmerican Entity in each of the Documents to which it is a party shall be true and correct in all material respects (other than representations and warranties with a materiality qualifier, which shall be true and correct as written) at and as of the Closing Date after giving effect to the Transactions with the same force and effect as if made on and as of such date. On or prior to the Closing Date, each of the TransAmerican Entities and, to the knowledge of each of the TransAmerican Entities after due inquiry, each other party to the Documents (other than the Purchaser) shall have performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents.

                     (ii) The Offering Circular shall have been printed and copies made available to the Purchaser not later than 12:00 noon, New York City time, on the second business day following the date of this Agreement or at such later date and time as the Purchaser may approve.

                     (iii) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the consummation of any of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated.

                     (iv) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of any of the Transactions. No Proceeding shall be pending or threatened other than Proceedings that (A) if adversely determined could not, singly or in the aggregate, adversely affect the issuance or marketability of the Series A Notes and (B) could not reasonably be expected to have a Material Adverse Effect.

                     (v) Since the date as of which information is given in the Offering Circular, there shall not have been any Material Adverse Change.

                     (vi) The Notes shall have (A) been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market, and (B) received a rating of B+ and B3 from Standard & Poor's Corporation and Moody's Investors Services, Inc., respectively.

                     (vii) The Purchaser shall have received on the Closing Date (A) certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of each of the TransAmerican Entities, on behalf of such TransAmerican Entity, (x) confirming the matters set forth in paragraphs (i), (v) and (vi) and to the knowledge of such officer, paragraphs (iii) and (iv) of this Section 9(a) and
              (y) certifying as to such other matters as the Purchaser may reasonably request and (B) a certificate, dated the Closing Date, signed by the Secretary of each TransAmerican Entity, certifying such matters as the Purchaser may reasonably request.

                     (viii) The Purchaser shall have received:

                            (A) an opinion of Gardere & Wynne, L.L.P., counsel to the Issuer, dated the Closing Date, in the form of Exhibit A hereto;

                            (B) an opinion of Campbell, McCranie, Sistrunk, Anzelmo & Hardy, special counsel to the Issuer, dated the Closing Date, in the form of Exhibit B hereto;

                            (C) an opinion of Fleck, Mather & Strutz, Ltd., special counsel to the Issuer, dated the Closing Date, in the form of Exhibit C hereto;

                            (D) an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to the Purchaser covering such matters as are customarily covered in such opinions.

                     (ix) The Purchaser shall have received from Coopers & Lybrand L.L.P. (A) a customary comfort letter, dated the date of the Offering Circular, in form and substance reasonably satisfactory to the Purchaser, with respect to the financial statements and certain financial information contained in the Offering Circular, and (B) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that they reaffirm the statements made in the letter furnished pursuant to clause (A), except that the specified date referenced shall be a date not more than five days prior to the Closing Date.

                     (x) Each of the Documents shall have been executed and delivered by all parties thereto and the Purchaser shall have received a fully executed original of each Document.

                     (xi) The Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Transactions, and letters to the effect that the Purchaser may rely on such opinions, as if addressed to the Purchaser.

                     (xii) The Purchaser shall have received evidence satisfactory to it, of (A) amendments satisfactory to the Purchaser to the terms of TransTexas' 13 1/4% Series A Senior Subordinated Notes due 2003; (B) the satisfaction and discharge of all obligations of TransTexas under all of its outstanding 11 1/2% Senior Secured Notes due 2002 (the "TransTexas Senior Notes") or the mailing of a notice of redemption of all the TransTexas Senior Notes in accordance with the provisions of the indenture governing such notes; (C) the receipt of the Requisite Consents (as defined in TARC's Offer to Purchase and Consent Solicitation dated May 15, 1997 (the "TARC Offer to Purchase") relating to its 18 1/2% Guaranteed First Mortgage Discount Notes due 2002 (the "TARC Discount First Mortgage Notes") and its 16 1/2% Guaranteed First Mortgage Notes due 2002 (the "TARC First Mortgage Notes" and together with the TARC Discount First Mortgage Notes, the "TARC Notes")); (D) there having been validly tendered and not withdrawn at least 66 2/3% of the aggregate outstanding principal amount of the TARC Notes pursuant to the TARC Offer to Purchase and the acceptance of such tenders by TARC; (E) there having been validly tendered and not withdrawn at least 50% of all the outstanding TARC Warrants (as defined below) pursuant to the Issuer's Offer to Purchase dated May 14, 1997 relating to its offer to purchase all of the Common Stock Purchase Warrants of TARC issued pursuant to the Warrant Agreement dated as of February 23, 1995 (the "TARC Warrants");
              (F) the redemption of all the issued and outstanding shares of preferred stock of the Issuer; (G) the receipt of the Requisite Consents (as defined in TransTexas' Consent Solicitation Statement dated May 14, 1997 relating to its 13 1/4% Senior Subordinated Notes due 2003), (H) the amendment of the Amended and Restated Accounts Receivable Management and Security Agreement dated as of October 31, 1996 among TransTexas, TransTexas Transmission Corporation and BNY Financial Corporation (the "TransTexas Credit Agreement") and (I) the amendment of the certificate of incorporation of TEC to permit the consummation of the Offering.

                     (xiii) The Purchaser and the Collateral Agent shall have
              received (A) executed copies of each UCC-1 financing statement filed in such jurisdictions as the Purchaser may reasonably require, relating to the perfection of security interests securing indebtedness under the Notes and the Intercompany Loan Documents; (B) the original stock certificates pledged to the Collateral Agent pursuant to the Issuer Pledge Agreement, together with undated stock powers or endorsements duly executed in blank in connection therewith; and (C) bailee letters, in form and substance reasonably satisfactory to the Purchaser, executed by the Issuer for delivery to each of the Persons identified in the Issuer Pledge Agreement as holding Collateral.

                     (xiv) Counsel to the Purchaser shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referenced in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

              (b) The obligation of the Issuer to sell the Series A Notes under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

                     (i) The Purchaser shall have delivered payment to the Issuer for the Series A Notes pursuant to Sections 2 and 4 of this Agreement.

                     (ii) All of the representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made on and as of such date.

                     (iii) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Series A Notes; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated as of the Closing Date.

                     (iv) No Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of any of the Transactions.

       10. Termination. The Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuer if any of the following has occurred:

              (a) since the date as of which information is given in the Offering Circular, any Material Adverse Effect or development involving a prospective Material Adverse Effect on the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise), of the Issuer or any Subsidiary, regardless of whether arising in the ordinary course of business, that could, in the Purchaser's judgment, (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Circular or (ii) materially impair the investment quality of any of the Notes;

              (b) the failure of the Issuer to satisfy the conditions contained in Section 9(a) hereof on or prior to the sixth business day following the date of this Agreement;

              (c) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in economic conditions in or the financial markets of the United States of America or elsewhere, if the effect of such outbreak, escalation, calamity, crisis or material adverse change in the economic conditions in or in the financial markets of the United States of America or elsewhere make it, in the Purchaser's judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Circular or to enforce contracts for the sale of any of the Series A Notes;

              (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

              (e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Purchaser's opinion materially and adversely affects, or could materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuer or any Subsidiary;

              (f) any securities of any TransAmerican Entity shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 431(g)(2) under the Securities Act; or

              (g) the declaration of a banking moratorium by any Governmental Authority or the taking of any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Purchaser's opinion could have a material adverse effect on the financial markets in the United States of America or elsewhere.

              The indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the TransAmerican Entities and the Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement. Without limiting the foregoing, notwithstanding any termination of this Agreement, each of the TransAmerican Entities shall be liable (i) for all expenses that it has agreed to pay pursuant to Section 5(g) hereof, and (ii) pursuant to Section 8 hereof.

       11. Default by Purchaser. If the Purchaser shall fail or refuse to purchase the Series A Notes that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the Issuer for the purchase of such Series A Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the Issuer, except as otherwise provided in Section 10 hereof. Nothing herein shall relieve the Purchaser from liability for its default.

       12.    Miscellaneous.

              (a) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchaser shall be directed to Jefferies & Company, Inc., 111000 Santa Monica Boulevard, Los Angeles, California 90025, attention of Jerry M. Gluck, Esq., with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, 34th Floor, Los Angeles, California 90071, attention of Rodrigo A. Guerra, Jr., Esq.; and notices to the Issuer shall be directed to 1300 North Sam Houston Parkway East, Suite 310, Houston, Texas 77032-2949, to the attention of Ed Donahue, with a copy to Gardere & Wynne, L.L.P., 1601 Elm Street, Suite 3000, Dallas, Texas 75201, attention of C. Robert Butterfield, Esq.

              (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Issuer, the Purchaser and, to the extent provided in Section 8 hereof, the controlling persons officers, directors, partners, employees, representatives and agents referenced in
       Section 8 and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Purchaser merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Series A Notes from the Purchaser is intended to be a beneficiary of the Issuer's covenants contained in the Registration Rights Agreement to the same extent as if the Notes were sold and those covenants were made directly to such purchaser by the Issuer, and each such purchaser shall have the right to take action against the Issuer to enforce, and obtain damages for any breach of, those covenants.

               (c) THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH TRANSAMERICAN ENTITY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH TRANSAMERICAN ENTITY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH TRANSAMERICAN ENTITY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY TRANSAMERICAN ENTITY AT THE

       ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY TRANSAMERICAN ENTITY IN ANY OTHER JURISDICTION.

              (d) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

              (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

              (g) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the signatories hereto.

              (h) The indemnities and contribution and expense reimbursement provisions set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any party hereto, (ii) acceptance of the Series A Notes, and payment for them hereunder, and (iii) any termination of this Agreement.

              Please confirm that the foregoing correctly sets forth the agreement between the Issuer and the Purchaser.



                                   Very truly yours,

                                   TRANSAMERICAN ENERGY CORPORATION



                                   By:
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                                   Name:
                                          ------------------------------------
                                   Title:
                                           -----------------------------------



                                   TRANSAMERICAN REFINING CORPORATION



                                   By:
                                        --------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                           -----------------------------------



                                   TRANSTEXAS GAS CORPORATION



                                   By:
                                        --------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                           -----------------------------------


Accepted and Agreed to:

JEFFERIES & COMPANY, INC.



By:
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Name:
       ------------------------------------
Title:
        -----------------------------------